                         American Italian Pasta Company
                     Board of Directors Compensation Program
                           Effective January 13, 2006

Annual Board Retainer                               Chairman: $65,000 in cash
                                                    Other Board members: $14,000
                                                    in cash All: a number of
                                                    shares of common stock in the
                                                    Company equal to $20,000 payable
                                                    once each year on, and based
                                                    on the market price on, the
                                                    first to occur of (1) the
                                                    day of the annual
                                                    stockholder meeting or (2)
                                                    the third Thursday in
                                                    February.

Audit Committee Chairman                            $80,000 per year

Compensation Committee Chairman                     $3,500 per year

Governance Committee Chairman                       $3,500 per year

Lead Director                                       $3,500 per year

Board Meeting Attendance                            $1,750 per meeting (as
                                                    designated by the Chairman
                                                    as an official Board meeting)

Committee Meetings (other than Audit Committee)     $1,000 per meeting (as
                                                    designated by the
                                                    Committee Chairman as a
                                                    paid meeting)

Audit                                               Committee Meetings $3,500
                                                    per meeting for the
                                                    Chairman; $1,500 per meeting
                                                    for other Audit Committee
                                                    members (as designated by
                                                    the Committee Chairman as a
                                                    paid meeting)

Telephonic Board Meetings                           $350 per meeting

Telephonic Committee Meetings                       $350 per meeting